UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

John Hancock Small Cap Equity Fund

Answering Machine Messages

Meeting Date: April 15, 2016

Toll-Free # 1-844-700-1479

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of John Hancock Small Cap Equity Fund. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on April 15, 2016.

Your participation is very important. To vote over the telephone, call toll-free at 1-844-700-1479 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

John Hancock Small Cap Equity Fund

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: April 15, 2016

Toll-Free # 1-844-700-1479

INBOUND - CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of John Hancock Small Cap Equity Fund. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM. Eastern time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of John Hancock Small Cap Equity Fund. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of John Hancock Small Cap Equity Fund. The Special meeting of shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your John Hancock Small Cap Equity Fund account, please contact your Financial Advisor or call John Hancock Small Cap Equity Fund directly at ___________. Thank you for investing with John Hancock Small Cap Equity Fund.

John Hancock Small Cap Equity Fund

Inbound Script

Meeting Date: April 15, 2016

Toll-Free # 1-844-700-1479

Greeting:

Hello, thank you for calling the John Hancock Small Cap Equity Fund proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________. Are you calling regarding the upcoming Special shareholder meeting?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal.

Would you like to vote Today and have your name removed from future calls and mailings? The board recommends that you vote for the proposal. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of John Hancock Small Cap Equity Fund

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1479. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call John Hancock Small Cap Equity Fund directly at _____________.

John Hancock Small Cap Equity Fund

Inbound Script

Meeting Date: April 15, 2016

Toll-Free # 1-844-700-1479

IF Not sure how to vote:

You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of John Hancock Small Cap Equity Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1479. Thank you very much for your time and your vote. We hope you have a great day/evening.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf John Hancock Small Cap Equity Fund.

If you wish to make any changes you may contact us by calling 1-844-700-1479. Thank you very much for your participation and have a great day/evening.

John Hancock Small Cap Equity Fund

Outbound Script

Meeting Date: April 15, 2016

Toll-Free # 1-844-700-1479

Hello, is Mr./Ms. _____________ available?

IF YES:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment in the John Hancock Small Cap Equity Fund. The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special shareholder meeting scheduled to be held on April 15th, 2016.

Your Board of Trustees has recommended you vote YES on the proposal and we are calling to ask if you would like to vote today along with the recommendation of the board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of John Hancock Small Cap Equity Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1479 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

John Hancock Small Cap Equity Fund

Outbound Script

Meeting Date: April 15, 2016

Toll-Free # 1-844-700-1479

IF Not sure how to vote:

You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of John Hancock Small Cap Equity Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1479 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

[Please include standard rebuttal script, such as the following:]

IF No or Not Interested (use rebuttal)

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via other methods outlined in the proxy materials. Thank you again for your time today, and have a great day/evening.

What am I being asked to vote on?

A proposal to approve an Agreement and Plan of Reorganization between John Hancock Small Cap Equity Fund (“Small Cap Equity Fund”) and John Hancock New Opportunities Fund (“New Opportunities Fund”). Under this agreement, Small Cap Equity Fund would transfer all of its assets to New Opportunities Fund in exchange for shares of New Opportunities Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to the shareholders of Small Cap Equity Fund. New Opportunities Fund would also assume substantially all of Small Cap Equity Fund’s liabilities.

John Hancock Small Cap Equity Fund

Outbound Script

Meeting Date: April 15, 2016

Toll-Free # 1-844-700-1479

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions informing you of the methods available for you to cast your vote, one of which is to call us back at 1-844-700-1479 Monday-Friday 9am-6pm EST.

John Hancock Small Cap Equity Fund - Urgent Virtual Message

Hello, my name is Andrew Arnott, President and CEO of John Hancock Investments and I am calling today regarding the upcoming Shareholder Meeting for the Small Cap Equity Fund, to be held on April 15, 2016. In the coming days you will receive your proxy package in the mail which will contain all of the important information about the Small Cap Equity Funds special meeting. The proxy package will contain all of the information you need to vote your shares.

Voting is very easy and only takes a moment of your time. Voting early will save the fund the expense of additional mailings and phone calls. Your vote is critical no matter how many shares you own.

I appreciate your prompt attention to this very important matter as a valued shareholder.

Thank you for your time and your vote.

John Hancock Small Cap Equity Fund - Urgent Virtual Message

Hello, my name is Andrew Arnott, President and CEO of John Hancock Investments and I am calling today regarding the upcoming Shareholder Meeting for the Small Cap Equity Fund, to be held on April 15, 2016. As of today, we have not received your vote on this very important proposal.

Voting is very easy and will save the fund the expense of additional mailings and phone calls. Your vote is critical no matter how many shares you own.

You can vote by internet or touch-tone phone by following the simple instructions on your proxy voting card that you received recently in the mail or you may call us at (1-844-700-1423) between 9 am – 10 pm Eastern time to cast your vote directly over the phone.

Voting will only take a minute of your time and will remove your phone number from this calling effort. I appreciate your prompt attention to this very important matter as a valued shareholder.

Thank you for your time and your vote.

Confirmation of Internet Proxy Vote - IBM Lotus Notes

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Confirmation of Internet Proxy Vote

ProxyServices to: lpatterson

02/17/2016 02:11 PM

Hide Details

From: ProxyServices@2voteproxy.com

To: lpatterson@jhancock.com,

Dear Shareholder,

Your vote for Control Number *** *** *** 501 60 was voted as follows:
John Hancock Funds
John Hancock Small Cap Equity Fund

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

Confirmation of Internet Proxy Vote - IBM Lotus Notes

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Confirmation of Internet Proxy Vote

ProxyServices to: lpatterson

02/17/2016 02:13 PM

Hide Details

From: ProxyServices@2voteproxy.com

To: lpatterson@jhancock.com,

Dear Shareholder,

Your vote for Control Number *** *** *** 501 60 was voted as follows:
John Hancock Funds
John Hancock Small Cap Equity Fund

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/15/16 FOR JOHN HANCOCK SMALL CAP EQUITY FUND-CL A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JOHN HANCOCK SMALL CAP EQUITY FUND-CL A SPECIAL MEETING TO BE HELD ON 04/15/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
1 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

409905700

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF SMALL CAP EQUITY FUND INTO NEW OPPORTUNITIES FUND, WHEREBY NEW OPPORTUNITIES FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL OF THE LIABILITIES, OF SMALL CAP EQUITY FUND FOR SHARES OF NEW OPPORTUNITIES FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER SMALL CAP EQUITY FUND SHAREHOLDERS. ------>>> FOR --->>> 1.

0019900

FOR	AGN	ABS
0	0	0

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

409905700

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41110

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

1

1

**

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR 0

VIF01H

JOHN HANCOCK SMALL CAP EQUITY FUND-CL B SPECIAL MEETING TO BE HELD ON 04/15/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16

* ISSUER CONFIRMATION COPY - INFO ONLY *

2 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

409905809

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/15/16 FOR JOHN HANCOCK SMALL CAP EQUITY FUND-CL B
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF SMALL CAP EQUITY FUND INTO NEW OPPORTUNITIES FUND, WHEREBY NEW OPPORTUNITIES FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL OF THE LIABILITIES, OF SMALL CAP EQUITY FUND FOR SHARES OF NEW OPPORTUNITIES FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER SMALL CAP EQUITY FUND SHAREHOLDERS. ------>>> FOR 0019900 --->>> 1.

FOR	AGN	ABS
0	0	0

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

409905809

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41110

2

2

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR 0

VIF01H

JOHN HANCOCK SMALL CAP EQUITY FUND-CL C SPECIAL MEETING TO BE HELD ON 04/15/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
3 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

409905882

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/15/16 FOR JOHN HANCOCK SMALL CAP EQUITY FUND-CL C
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF SMALL CAP EQUITY FUND INTO NEW OPPORTUNITIES FUND, WHEREBY NEW OPPORTUNITIES FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL OF THE LIABILITIES, OF SMALL CAP EQUITY FUND FOR SHARES OF NEW OPPORTUNITIES FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER SMALL CAP EQUITY FUND SHAREHOLDERS. ------>>> FOR 0019980 --->>> 1.

FOR	AGN	ABS
0	0	0

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

409905882

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41110

3

3

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR 0

VIF01H

JOHN HANCOCK SMALL CAP EQUITY FUND-CL I SPECIAL MEETING TO BE HELD ON 04/15/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
4 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

409905841

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/15/16 FOR JOHN HANCOCK SMALL CAP EQUITY FUND-CL I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF SMALL CAP EQUITY FUND INTO NEW OPPORTUNITIES FUND, WHEREBY NEW OPPORTUNITIES FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL OF THE LIABILITIES, OF SMALL CAP EQUITY FUND FOR SHARES OF NEW OPPORTUNITIES FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER SMALL CAP EQUITY FUND SHAREHOLDERS. ------>>> FOR 0019900 --->>> 1.

FOR	AGN	ABS
0	0	0

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

409905841

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

S41111

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR 0

VIF01H

JOHN HANCOCK SMALL CAP EQUITY FD CL-R6 SPECIAL MEETING TO BE HELD ON 04/15/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
1 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

409905825

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/15/16 FOR JOHN HANCOCK SMALL CAP EQUITY FD CL-R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF SMALL CAP EQUITY ------>>> FOR --->>> 1.
FUND INTO NEW OPPORTUNITIES FUND, WHEREBY NEW OPPORTUNITIES 0019900
FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL OF THE
LIABILITIES, OF SMALL CAP EQUITY FUND FOR SHARES OF NEW
OPPORTUNITIES FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE
OTHER SMALL CAP EQUITY FUND SHAREHOLDERS.

FOR AGN ABS
0 0 0

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

409905825

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41112

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

1

1

**

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

--->>> FOR
0

VIF01N